                                  EXHIBIT 99.1
                           LOAN AND SECURITY AGREEMENT

AGREEMENT (this "AGREEMENT"), dated as of July 20, 2006, by and between iDNA,
INC. ("BORROWER"), a Delaware corporation previously named National Auto Credit,
Inc., and SEASONS GO ROUND INC ("LENDER"), a Delaware corporation. The Borrower and the Lender are referred to herein collectively as the "PARTIES" and each as a "PARTY."

     WHEREAS, Borrower desires to borrow one million dollars ($1,000,000) (the
"LOAN AMOUNT") from Lender, and Lender is willing to lend the Loan Amount to
Borrower; and

     WHEREAS, Lender has conditioned its willingness to lend the Loan Amount to
Borrower upon Borrower's granting to Lender a security interest in certain assets of Borrower, and Borrower is willing to grant such security interest;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the
Parties, intending to be bound hereby, agree as follows:

     1. DEFINITIONS. When used in this Agreement, the following terms shall have the following respective meanings (it being agreed and understood that terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York and in effect at the relevant time (the "UCC") are, unless otherwise provided herein or the context otherwise requires, used herein with the same respective meanings as ascribed thereto under the UCC):

     (A) "AGREEMENT" means this Loan And Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     (B) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are required or authorized to be closed.

     (C) "COLLATERAL" means (subject to Section 5(B) below) all of Borrower's right, title and interest in and to its assets and property of any nature whatsoever, tangible or intangible, including without limitation all of the following property (exclusive, however, of any Excluded Property (as hereinafter defined)), whether any such property is now existing or hereafter created or acquired:

     (i) all Inventory (as hereinafter defined);

     (ii) all accounts, accounts receivable, contract rights for monies due or to become due to Borrower, and chattel paper, regardless of whether or not they constitute proceeds of other Collateral;

     (iii) all obligations for monies due or to become due to Borrower or owing to Borrower of every kind and nature, and all choses in action;

     (iv) all securities (whether or not certificated);

     (v) all equipment;

     (vi) all fixtures, furniture and furnishings;

     (vii) all trademarks, trade names, logos, designs, patents, copyrights, applications for any of the foregoing know-how, computer software
     (including, without limitation, source and object codes) and other intellectual property of any type or nature whatsoever;

     (viii) all Contract Rights (as hereinafter defined);

     (ix) all shares of capital stock in NAC Cinemas Inc.;

     (x) all products and proceeds (including, without limitation, proceeds of any insurance or under any surety or similar arrangement) of any of the foregoing of every kind and nature and in whatever form, including, without limitation, both cash and non-cash proceeds resulting or arising from the rendering of services by Borrower or the sale of other disposition by
     Borrower of Inventory or other Collateral; and

     (xi) all books and records relating to any of the foregoing or otherwise relating to the conduct of Borrower's business, including, without in any way limiting the generality of the foregoing, those relating to its accounts.

     (D) "CONTRACT" means any contract, instrument, commitment or other agreement (whether or not written) to which Borrower is a party or by which
Borrower is otherwise bound.

     (E) "CONTRACT RIGHTS" means rights of Borrower to payment under Contracts not yet earned by performance and not evidenced by instruments or chattel paper, except to the extent the same is not assignable pursuant to the relevant
Contract or is otherwise not assignable by law.

     (F) "DEBTOR" means any of Borrower's customers or clients who or that is indebted to Borrower.

     (G) "DEFAULT" means the occurrence of an Event of Default under and pursuant to the Promissory Note.

     (H) "EXCLUDED CONTRACT" means any Contract that, by its terms, is not assignable.

     (I) "EXCLUDED CONTRACT RIGHT" means any right under any Contract that, pursuant to the terms of such Contract, may not be assigned.

     (J) "EXCLUDED PROPERTY" means, collectively, (a) any and all shares of capital stock issued by any of Campus Group Companies, Inc., Audience Response
Systems, Inc., Multi-Video Services, Inc., Interactive Conferencing Network,
Inc. and Option Technologies Interactive, LLP (or any predecessor or successor to any of such corporations and other entities), (b) any and all Excluded
Contracts and Excluded Contract Rights, (c) all products and proceeds of or from any of the foregoing and (d) any and all books and records related to any of the foregoing.

     (K) "INVENTORY" shall include, without limitation, any and all goods, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held by Borrower for sale or other disposition, and also including any returned
Inventory, all products of and accessions to Inventory and including documents of title, whether negotiable or nonnegotiable, representing any of the foregoing.

     (L) "LIEN" means any lien, security interest, pledge, competing claim or other encumbrance of any type or nature whatsoever.

     (M) "LOAN" means the loan advanced by Lender to Borrower as contemplated hereby.

     (N) "PERMITTED LIEN" means any of the following: (i) any Lien in favor of
Lender; (ii) any Lien for taxes or other assessments not yet due and payable;
(iii) any Lien existing on or as of the date of this Agreement; (iv) deposits, pursuant to any lease or otherwise; (v) any bailment or similar arrangement;
(vi) any Lien consented to by Lender; (vii) any lease, license or similar arrangement; (viii) any Lien in an amount not exceeding one hundred thousand dollars ($100,000); and (ix) any Lien being contested in good faith by or on behalf of Borrower.

     (O) "PERSON" means any individual, firm, corporation, limited liability company, partnership (limited or general), trust, association, government, governmental body or agency or any other business, legal, governmental or sovereign entity or body.

     (P) "POINTS" means the amount of thirty-nine thousand five hundred eighty-three dollars and thirty-three cents ($39,583.33) which is an amount equal to the aggregate amount of interest that would accrue on the principal amount of the Loan at the rate of two and one-half percent (2 1/2%) per annum if the full amount of the Loan remained outstanding for nineteen (19) months from the date of advance.

     (Q) "PROMISSORY NOTE" has the meaning assigned to such term in Section 2 hereof.

     (R) "SECURED OBLIGATIONS" has the meaning assigned to such term in Section
5 hereof.

     (S) "TERMINATION DATE" means the date upon which the first of the following events shall have occurred: (a) the full and timely payment and discharge of the
Secured Obligations; or (b) the full and timely payment, performance and discharge of the Promissory Note.

     2. MAKING OF LOAN. Simultaneously with the execution and delivery hereof,
Lender shall advance and loan to Borrower the Loan Amount and Borrower shall execute and deliver to Lender a promissory note (the "PROMISSORY NOTE") in the form attached hereto as Exhibit A, and simultaneously with the advance of the
Loan to Borrower, Borrower shall pay to Lender the Points in consideration for the advancement of the Loan. The Loan Amount shall be repaid by Borrower in accordance with the terms and conditions of the Promissory Note.

     3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants to Lender as follows:

     (A) Borrower has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder (including, without limitation, executing and delivering the Promissory Note), and Borrower is duly authorized and empowered to enter into and perform this Agreement;

     (B) all corporate and other actions necessary or appropriate on the part of
Borrower to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize Borrower to enter into and perform this Agreement have been obtained and remain in full force and effect;

     (C) this Agreement has been duly executed and delivered by Borrower and constitutes a valid and binding obligation of Borrower, enforceable against
Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity; and

     (D) Borrower owns all of the outstanding shares of capital stock in NAC
Cinemas Inc.

     4. REPRESENTATIONS AND WARRANTIES OF LENDER. Lender represents and warrants to Borrower as follows:

     (A) Lender has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and Lender is duly authorized and empowered to enter into and perform this Agreement;

     (B) all corporate and other actions necessary or appropriate on the part of
Lender to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize Lender to

enter into and perform this Agreement have been obtained and remain in full force and effect; and

     (C) this Agreement has been duly executed and delivered by Lender and constitutes a valid and binding obligation of Lender, enforceable against Lender in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

     5. GRANT OF SECURITY INTEREST.

     (A) In order to secure the full and timely payment and performance of
Borrower's obligations under and pursuant to the Promissory Note (such obligations, the "SECURED OBLIGATIONS"), Borrower hereby unconditionally and irrevocably grants, conveys and assigns to Lender a perfected first priority security interest in and to, and a lien on and pledge of, Borrower's right, title and interest in and to all of the Collateral (subject, however, to any
Permitted Liens). The security interest granted by this Agreement is given to and shall be held by Lender as security for performance of all of the Secured
Obligations. Notwithstanding anything herein to the contrary, no security interest in, or Lien on, any of the Excluded Property is granted hereunder in favor of Lender.

     (B) In the event Borrower receives any refund from the Internal Revenue
Service with respect to any income taxes previously paid by or on behalf of
Borrower and/or any of its subsidiaries, Borrower shall promptly invest such refund (or the amount thereof equal to the outstanding amount of the Loan) in a certificate of deposit with a banking institution reasonably acceptable to
Lender and shall take such steps as Lender may reasonably request to confirm to
Lender a first priority security interest in such certificate of deposit in favor of Lender in order to secure Borrower's obligations under and pursuant to the Promissory Note. Upon the confirmation of such security interest in favor of
Lender, such certificate of deposit shall be and constitute all of the
"Collateral" under this Agreement, any and all other property and assets shall be released from the pledge, lien and security interest granted to Lender hereunder and Lender shall promptly take all such actions (including, without limitation, the execution, delivery and filing of appropriate UCC-3 termination statements) as Borrower may reasonably request to evidence and confirm the termination and release of such pledge, lien and security interest.

     6. COVENANTS AS TO COLLATERAL AND RELATED MATTERS. Borrower covenants and agrees with Lender as follows:

     (A) Without the prior written consent of Lender, Borrower will not, prior to the Termination Date, sell, assign, transfer, pledge or otherwise encumber any of its rights in or to any of the Collateral, except in favor of Lender as provided herein or in accordance with the ordinary course Borrower's business
(provided, however, that the grant of any Permitted Lien shall not be deemed a violation of this Agreement).

     (B) Prior to the Termination Date, Borrower will, at its sole cost and expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Lender may from time to time reasonably request in order to ensure to Lender the benefits in and to the Collateral intended to be created by this Agreement.

     (C) Upon Borrower's acquisition prior to the Termination Date of any interest in Contract Rights (but excluding purchase orders), it shall in writing immediately notify Lender thereof specifically identifying the same as Contract
Rights, and except for such contract rights, no part of the Collateral (or the validity or enforceability thereof by Lender) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever.

     (D) Prior to the Termination Date, Borrower will warrant and defend
Lender's right to and interest in the Collateral against all claims and demands of all other Persons whatsoever (exclusive of any Person holding a Permitted
Lien). Without limiting the generality of the foregoing, prior to the
Termination Date Borrower shall not grant, and shall not allow or permit to exist, any Lien on or with respect to the Collateral (or any part or portion thereof), other any Permitted Liens.

     (E) Prior to the Termination Date, Borrower shall promptly make, stamp or record such entries or legends on Borrower's books and records or on any of the
Collateral as Lender may from time to time reasonably request in order to indicate and disclose that Lender has a security interest in the Collateral.

     (F) Borrower shall at any time and from time to time prior to the
Termination Date take such steps as Lender may reasonably request for Lender (a)
to obtain an acknowledgement, in form and substance reasonably satisfactory to
Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Lender, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper
(as such terms are defined in the UCC relating to what constitutes "control" for such items of the Collateral), with any agreement establishing control to be in form and substance reasonably satisfactory to Lender, and (c) otherwise to insure the continued perfection and priority of Lender's security interest in any of the Collateral and of the preservation of its rights therein.

     (G) Lender and its accountants, appraisers and other representatives, at any time and from time to time prior to the Termination Date, shall have the right, after reasonable notice, and Borrower will permit them:

     (i) to examine, check, make copies of or extracts from any of Borrower's books, records and files (including, without limitation, orders and original correspondence);

     (ii) to inspect and examine the Collateral and to check and test the same as to quality, quantity, value and condition; and

     (iii) to verify the Collateral or any portion or portions thereof and/or
     Borrower's compliance with the provisions of this Agreement.

     (H) Prior to the Termination Date, Borrower shall take all such actions and steps as may be necessary to perfect and maintain the perfection of the security interest in the Collateral granted pursuant to this Agreement. Without limiting the generality of the foregoing, as soon as possible, and in any event within five (5) Business Days, following the execution and delivery of this Agreement,
Borrower shall execute and file, or cause to be filed, financing statements in such appropriate offices as may be reasonably requested by Lender. Additionally, promptly (and in any event within five (5) Business Days) after any written request therefor from Lender, Borrower shall provide to Lender a copy of the results of a current uniform commercial code, tax and lien search of Borrower in each of such appropriate offices and in each other location reasonably requested by Lender.

     (I) Prior to the Termination Date, Borrower shall maintain all equipment included in the Collateral in proper working order and repair (normal wear and tear and obsolescence excepted).

     (J) Prior to the Termination Date, Borrower shall have and maintain, or cause to be maintained, insurance with respect to the Collateral against such risks, and in such form, for such periods, and written by such companies as
Lender may reasonably request. All policies of such insurance shall have endorsed a loss payable clause evidencing Lender and shall be reasonably acceptable to Lender. Borrower will promptly provide Lender, if requested in writing, with the original policies or certificates of such insurance. Borrower shall promptly notify Lender of any loss or damage that may occur to the
Collateral. All proceeds of any insurance on the Collateral shall constitute a part of the Collateral; provided, however, that such proceeds may be applied from time to time for the purpose of paying the reasonable cost of replacing, repairing or restoring any property that has been lost or damaged.

     (K) In order to preserve the condition and/or value of the Collateral,
Lender may, at its option, from time to time prior to the Termination Date, discharge Liens (other then Permitted Liens) on any of the Collateral, or take any other action that Lender may reasonably deem proper to repair, maintain or preserve any of the Collateral.

     (L) Except as otherwise expressly provided in Section 8 below, Lender shall bear any costs and expenses related to or associated with its exercise of any rights, benefits or remedies hereunder (including, without limitation, any rights, benefits or remedies set forth in Section 6 above) except those costs and expenses that are incurred after and during the continuation of a Default.

     (M) Promptly following receipt of invoices or other reasonable written proof of the incurrence thereof, Borrower shall reimburse Lender for all reasonable legal fees and expenses incurred by or for the account of Lender with respect to the formation of

Lender and/or the negotiation and preparation of the this Agreement or any related documents.

     7. EXERCISE OF CERTAIN RIGHTS BY LENDER DURING DEFAULT.

     (A) Except after and during the continuation of any Default, Borrower may hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of its Inventory for fair consideration, all in the ordinary course of its business consistent with past practice, excluding, however (but without limiting the generality of the foregoing), sales to creditors or in bulk or sales or other dispositions occurring under circumstances that would create any Lien (other than a Permitted Lien) or other interest adverse to Lender's security interest or other rights hereunder in the proceeds resulting therefrom. Except after and during the continuation of any
Default, Borrower may also receive from the Debtors all amounts due as proceeds of any of the Collateral.

     (B) Unless a Default shall have occurred and be continuing, all proceeds of and collections of any of the Collateral may be retained by Borrower and shall be used solely for the ordinary and usual operation of Borrower's business. From and after notice by Lender following and during the continuation of a Default, all proceeds of and collections of the Collateral shall be held in trust by
Borrower for Lender and shall not be commingled with Borrower's other funds or deposited in any bank account of Borrower; and after and during the continuation of any Default, Borrower agrees to deliver to Lender on the dates of receipt thereof by Borrower duly endorsed to Lender or to bearer, or assigned to Lender, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

     (C) Except after and during the continuation of any Default, Borrower may grant such allowances or other adjustments to the Debtors as Borrower may deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the
Inventory (subject to the provisions set forth in this Agreement with reference to returned Inventory).

     8. LENDER MAY PERFORM. If Borrower fails to perform any obligation undertaken by it hereunder and such failure to perform shall continue for thirty
(30) Business Days after Borrower has received written instructions from Lender setting forth in reasonable detail such obligation and demanding its performance, Lender (in its sole and absolute discretion) may, but shall not be obligated to, itself perform, or cause performance of, such obligation, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Borrower upon demand.

     9. REMEDIES UPON DEFAULT. If an Event of Default shall have occurred and be continuing:

     (A) At the election of Lender, all of the Secured Obligations shall become immediately due and payable.

     (B) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in case of a default by a debtor under the UCC, and Lender may also, without notice except as specified below, sell the
Collateral or any part or portion thereof in one or more parcels at public or private sale, at any exchange or broker's board, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable.

     (C) Any cash held by Lender as part of the Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by Lender:

     (i) First, to the payment of the reasonable costs and expenses of Lender in enforcing its rights under this Agreement, including, without limitation, reasonable attorneys' fees;

     (ii) Next, to Lender, for the satisfaction and payment in full of the
     Secured Obligations; and

     (iii) Finally, after satisfaction and payment in full of all the Secured
     Obligations, to the payment to Borrower, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     (D) Borrower, at its sole cost and expense, shall promptly take all steps and actions reasonably requested from time to time by Lender to marshal the
Collateral (or any specified part or portion thereof) at the address of Borrower and/or at such other location or locations as Lender may reasonably request.

     (E) At the expiration of such period of time after receipt by Lender as is reasonably sufficient to allow for clearance or payment of any items, the cash proceeds of the Collateral shall (subject to the prior application thereof in accordance with the foregoing subsection (c), be credited against the Secured
Obligations, it being specifically understood and agreed, however, that an account receivable, Contract Right, general intangible, negotiable or non-negotiable instrument (other than a check), or other non-cash proceeds shall not be so credited until actual payment thereof.

     (F) Lender may notify all or any of the Debtors of its security interest in the Collateral and collect all amounts due thereon; and Borrower agrees, at the request of Lender at any time following and during the continuation of an Event of Default, to notify all or any of Borrower's Debtors in writing of Lender's security interest in the Collateral in whatever manner Lender reasonably requests and, if Lender so requests, to permit Lender to mail such notices at
Borrower's expense.

     (G) Anything contained herein to the contrary notwithstanding, Lender may
(to the extent permitted by applicable law) exercise all rights and remedies available to it

pursuant hereto or under law, which remedies shall be deemed cumulative and not exclusive.

     10. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing first priority security interest in all of the Collateral and shall (a) remain in full force and effect until indefeasible payment in full of the Secured
Obligations has been made, (b) continue to be effective or be reinstated, as the case may be, if at any time payment of the Secured Obligations, or any part or portion thereof, is rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured Obligations, all as though such payment or performance had not been made, (c) be binding upon Borrower and its successors and assigns, and (d) inure, together with the rights and remedies of
Lender pursuant hereto, to the benefit of Lender and its successors and permitted assigns. Upon the payment in full of all of the Secured Obligations,
Borrower shall be entitled to the return, upon its request, of such of the
Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and to the prompt release by Lender of the Lien and security interest granted to it hereunder.

     11. MODIFICATION OF THE PROMISSORY NOTE AND SECURED OBLIGATIONS. Borrower
consents and agrees that Lender may at any time, or from time to time, in its sole and absolute discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the
Promissory Note and/or the Secured Obligations and (b) exchange, release and/or surrender all or any of the Collateral, or any part(s) thereof, by whomsoever deposited, that is now or may hereafter be held by Lender; all in such manner and upon such terms as Lender may deem proper, and without notice to or further assent from Borrower, it being hereby agreed that Borrower shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the obligations of Borrower under the Promissory Note may, at any time exceed the aggregate principal amount of thereof.

     12. MISCELLANEOUS.

     (A) Termination. All duties and obligations of Borrower hereunder, and all rights, remedies and benefits granted to Lender hereunder (including, without limitation, the grant of any security interest in the Collateral), shall terminate on the Termination Date, and as soon as reasonably practical following the Termination Date, Lender shall take all such actions (including, without limitation, the execution, delivery and filing of appropriate UCC-3 termination statements) as Borrower may reasonably request to evidence and confirm the termination of such duties, obligations, rights, remedies and benefits.

     (B) Waiver. Except as otherwise expressly provided herein or in the
Promissory Note, Borrower hereby waives (to the fullest extent permitted by law)
notice of nonpayment, demand, presentment, protest or notice of protest of or with respect to

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the Collateral or any of the Secured Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and (to the fullest extent permitted by law) generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of either
Party in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions hereunder shall constitute a waiver thereof;
and no waiver by either Party of any default by the other Party shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Party to be charged therewith.

     (C) Expenses. Except as otherwise provided herein, each Party will bear all of its own expenses in connection with the preparation and negotiation of this
Agreement and the Promissory Note and the consummation and performance of its obligations thereunder and thereunder.

     (D) Notices. All notices and other communications required or provided for hereunder or under the Promissory Note shall be in writing and shall be sufficiently given if made by hand delivery, by telecopier, by recognized overnight courier service or by registered or certified mail (postage prepaid and return receipt requested) to the intended Party at the following applicable address (or at such other address for a Party as shall be specified by it by like notice given by such Party to the other Party):

         If to Borrower:         iDNA, Inc.
                                 415 Madison Avenue, 7th Floor
                                 New York, New York 10017
                                 Attn: James McNamara
                                 FAX: (212) 644-7070

         If to Lender:           Seasons Go Round Inc
                                 555 Madison Avenue, 29th Floor
                                 New York, New York  10022
                                 Attn: Chief Executive Officer

All such notices and other communications shall be deemed to have been duly received: when delivered by hand, if personally delivered; three (3) Business
Days after being deposited in the mail, postage prepaid, if delivered by mail;
the next Business Day, if sent by recognized overnight courier service; and when receipt acknowledged, if telecopied; provided, however, notice to a Party's attorney shall not constitute notice to such Party.

     (E) Entire Agreement. This Agreement (together with the Promissory Note) is intended by the Parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties, in respect of the subject matter contained herein and therein, constitutes the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersedes, and merges herein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between the Parties,

                                       11

whether oral or written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by either Party other than those set forth in this Agreement and the Promissory Note.

     (F) Amendment and Waiver This Agreement and the Promissory Note may be
amended, modified or supplemented only to the extent expressly set forth in writing that is signed by the Party to be charged therewith. No waiver of any term, condition or provision of this Agreement or the Promissory Note or of any breach or violation of this Agreement or the Promissory Note or any provision hereof or thereof shall be effective except to the extent expressly set forth in writing that is signed by the Party to be charged therewith. Without limiting the generality of the foregoing, no failure to object or otherwise act, and no conduct (including, without limitation, any failure or delay in enforcing this
Agreement or the Promissory Note or any provision hereof or thereof or any acceptance or retention of payment) or course of conduct or dealing, by either
Party shall be deemed (a) to constitute a waiver by such Party of the breach or violation of this Agreement or the Promissory Note or of any provision hereof or thereof by the other Party or (b) to have caused or reflected any amendment or other modification of this Agreement or the Promissory Note or of any term or provision hereof or thereof. Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional. No waiver of any breach or violation of any agreement or provision contained herein or in the Promissory Note shall be deemed a waiver of any preceding or succeeding breach or violation thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act hereunder or under the Promissory Note shall be deemed a waiver or extension of the time for performance of any other obligation or act.

     (G) Assignment; No Third Party Beneficiaries. This Agreement and the
Promissory Note and the rights, duties and obligations hereunder and thereunder may not be assigned or delegated by either Party without the prior written consent of the other Party. Any purported assignment or delegation of rights, duties or obligations hereunder or thereunder made by either Party without the prior written consent of the other Party shall be null and void and of no effect. This Agreement and the Promissory Note and the provisions hereof and thereof shall be binding upon and enforceable against each of the Parties and its successors and assigns and shall inure to the benefit of and be enforceable by each of the Parties and its successors and permitted assigns. Neither this
Agreement nor the Promissory Note is intended to confer any rights or benefits on any Persons other than the Parties.

     (H) Severability. This Agreement and the terms and provisions hereof shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this
Agreement or of any other term or provision hereof. In the event any term or provision hereof shall be determined to be invalid or unenforceable as applied to any situation or circumstance or in any jurisdiction, such invalidity or unenforceability shall not apply or extend to any other

                                       12

situation or circumstance or in any other jurisdiction or affect the validity or enforceability of any other term or provision. It is the Parties' intent that this Agreement and each term and provision hereof be enforceable in accordance with its terms and to the fullest extent permitted by law. Accordingly, to the extent any term or provision of this Agreement shall be determined or deemed to be valid or unenforceable, such provision shall be deemed amended or modified to the minimum extent necessary to make such provision, as so amended or modified, valid and enforceable.

     (I) Further Assurances. Each Party, upon the reasonable request of the other Party, shall, as promptly as reasonably possible, do and perform all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out, evidence and reflect the transactions contemplated hereby or otherwise carry out and perform the provisions, and purpose and intent, of this Agreement. Without limiting the generality of the foregoing, Borrower (at its sole cost and expense) will execute and deliver to Lender any writings and do all things necessary or appropriate, or reasonably requested by Lender, to carry into effect the provisions and intent of this Agreement, or to vest more fully in or assure to
Lender (including, without limitation, all steps to create and perfect) the security interest in the Collateral granted to Lender by this Agreement or to comply with applicable statute or law or to facilitate the collection of the
Collateral, including the furnishing, at such intervals as Lender may reasonably establish from time to time, of reports, financial data and analyses reasonably satisfactory to Lender. A carbon, photographic or other reproduction of this
Agreement or any financing statement executed pursuant to the terms hereof shall be sufficient as a financing statement for the purpose of filing with the appropriate authorities.

     (J) Titles and Headings; Rules of Interpretation. Titles, captions and headings of the sections, articles and other subdivisions of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement. References to Sections and subsections (or other parts or subdivisions) refer to such Sections and subsections (or other parts or subdivisions) of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and
"hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement taken as a whole and not to any particular Section or other provision hereof. As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and visa versa. This Agreement is the product of mutual negotiations between the
Parties and their respective counsels, and neither Party shall be deemed the draftsperson hereof or of any portion or provision hereof. Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against either Party as the party responsible for drafting or providing such provision.

     (K) GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. EACH OF
THE PARTIES EXPRESSLY WAIVES ITS RIGHT TO A

                                       13

JURY TRIAL WITH RESPECT TO ANY SUIT, LITIGATION OR OTHER JUDICIAL PROCEEDING
REGARDING THIS AGREEMENT OR ANY COLLATERAL DOCUMENT OR ANY DISPUTE HEREUNDER OR
THEREUNDER OR RELATING HERETO OR THERETO. This Agreement and the Promissory Note
shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed wholly in that State without giving effect to the choice or conflict of laws principles or provisions thereof, except to the extent any provision hereof or thereof must be governed by, interpreted under or construed in accordance with the laws of the State of Delaware. Each of the Parties agrees that any dispute under or with respect to this Agreement or the Promissory Note shall be determined before the state or federal courts situated in the City,
County and State of New York, which courts shall have exclusive jurisdiction over and with respect to any such dispute, and each of the Parties hereby irrevocably submits to the jurisdiction of such courts. Each Party hereby agrees not to raise any defense or objection, under the theory of forum non conveniens or otherwise, with respect to the jurisdiction of any such court.

     (L) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the Parties. intending to be bound hereby, has caused this Agreement to be executed and delivered on its behalf by an officer or other representative thereof thereunto duly authorized, all as of the date first above written.

IDNA, INC.,                                    SEASONS GO ROUND INC,
as Borrower                                    as Lender

By:                                            By:
    -----------------------------                  -----------------------------
Name: Robert V. Cuddihy, Jr.                       Name: Mallory Factor
Title: Chief Financial Officer                     Title: President

                                       14

                                                                       EXHIBIT A
                                                                       ---------

                             FORM OF PROMISSORY NOTE
                             -----------------------

                                       15

                                 PROMISSORY NOTE

July 20, 2006                     $1,000,000.00

     IDNA, INC. (the "BORROWER"), a Delaware corporation previously named
National Auto Credit, Inc., for value received, hereby promises to pay to the order of SEASONS GO ROUND INC ("LENDER"), a Delaware corporation, the principal sum of One Million Dollars ($1,000,000.00), together with interest as provided below, in such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     This Promissory Note memorializes the payment obligation of the Borrower in connection with a loan made by Lender to Borrower as provided in a certain Loan
And Security Agreement (the "LOAN AGREEMENT"), dated as of even date herewith, by and between Borrower and Lender. This Promissory Note has been issued pursuant to Section 2 of the Loan Agreement and Borrower's obligations hereunder are secured by the pledge of certain collateral as provided in the Loan
Agreement. Unless otherwise defined herein or the context otherwise requires, all capitalized terms that are defined in the Loan Agreement and are used herein are (unless otherwise defined herein of the context otherwise requires) used herein with the respective meanings ascribed thereto in the Loan Agreement.

     1. Principal and Interest.

     (a) The outstanding principal balance of this Promissory Note shall (except as otherwise provided herein) bear interest at the rate of fourteen percent
(14%) per annum, which shall accrue and be payable from the date hereof until paid in full. On the fifteenth (15th) day of each calendar month, Borrower shall pay Lender all outstanding accrued interest hereunder.

     (b) The outstanding principal amount of this Promissory Note, together with all accrued but unpaid interest thereon, shall be due and payable, if not sooner paid, on the date that is the earlier of (i) February 15, 2008 or (ii) the date as of which this Promissory Note shall become due and payable, whether by acceleration or otherwise, in accordance with the terms hereof.

     (c) Any payment provided hereunder to be made to Lender shall, upon the request of Lender, be made by wire transfer to such account as may have been designated in writing to Borrower.

     (d) Borrower may, at its option, at any time and from time to time, prepay all or any portion of this Promissory Note, without premium or penalty.

     (e) Each payment made on or with respect to this Promissory Note shall be applied first to accrued but unpaid interest, with the balance of such payment to be applied in reduction of the outstanding principal amount of this
Promissory Note.

                                       16

     (f) If any payment on this Note becomes due and payable on a day other than a Business Day (as hereinafter defined), such payment date shall be extended to the next succeeding Business Day.

     2. Events of Default and Remedies.

     (a) The occurrence of any of the following shall constitute an event of default ("EVENT OF DEFAULT") under this Promissory Note:

          (i)    Borrower shall default with respect to any payment obligation hereunder and such failure or refusal shall extend for seven
                 (7) days after Borrower shall have received written notice from
                 Lender setting forth such default and demanding its cure;

          (ii)   Borrower shall default, violate or breach any of its other representations, warranties, covenants and other agreements set forth in this Promissory Note or under the Loan Agreement, which default, violation or breach is not cured or remedied within thirty (30) days after Borrower shall have received written notice from Lender setting forth such default,
                 violation or breach and demanding its cure;

          (iii)  Borrower shall file any petition or similar process in, or consent to or acquiesce in the filing of any petition or
                 similar process in, any action or proceeding under any
                 bankruptcy, reorganization, insolvency, moratorium or similar law for the relief or benefit of debtors (any such law, a
                 "BANKRUPTCY LAW");

          (iv)   any petition or similar process shall be filed against Borrower or any of its material property or assets under any Bankruptcy
                 Law and the same shall not be dismissed within sixty (60) days;

          (v)    any receiver, trustee, liquidator or similar official shall be appointed over Borrower or any of its material property or assets;

          (vi)   Borrower shall admit in writing its inability to pay, or shall generally be unable to pay, its obligations as they become due;
                 or

          (vii)  Borrower shall make any assignment for the benefit of creditors.

     (b) Upon the occurrence of any Event of Default, at the option of Lender
(as evidenced by written notice to Borrower) this Promissory Note shall become and be immediately due and payable in full; provided, however, that, upon the occurrence of any Event of Default described in clause (iii) through (vii) of the definition of "Event of

                                       17

Default" above, this Promissory Note shall automatically become and be immediately due and payable, without notice, demand, presentment or protest of any kind or any other action on the part of Lender, all of which are hereby expressly waived by Borrower.

     (c) If any Event of Default shall have occurred, Borrower shall reimburse
Lender, on demand, for any and all costs and expenses, including reasonable attorneys' fees and court costs, incurred by Lender in collecting or otherwise enforcing this Promissory Note.

     3. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.
No right or remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided by law, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of Lender in exercising any right or power accruing hereunder shall impair any such right or power or shall be construed to be a waiver of any such
Event of Default or an acquiescence therein; and except as otherwise provided by law, every power and remedy given by this Promissory Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by
Lender.

     4. Waiver of Notices. To the fullest extent permitted by law, Borrower hereby waives (except to the extend herein provided for) presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note, and assents to extensions of the time of payment or forbearance or other indulgence without notice.

     5. Miscellaneous Provisions. This Promissory Note is subject to certain provisions, as to governing law, notices and other matters, as provided for in
Section 12 of the Loan Agreement.

                                       18

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note as of the date first set forth above.

                                               IDNA, INC.,
                                               as Borrower

                                               By:
                                                   -----------------------------
                                               Name: Robert V. Cuddihy, Jr.
                                               Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

SEASONS GO ROUND INC,
as Lender

By:
    -----------------------------
Name: Mallory Factor
Title: President

                                       19